Exhibit 13.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of RRsat Global Communications Network Ltd., a company organized under the laws of the State of Israel (the "Company"), does hereby certify that, to his knowledge:

1.
the Annual Report on Form 20-F for the year ended December 31, 2009 (the "Form 20-F") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2010	By: /s/ Gil Efron Gil Efron Chief Financial Officer